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                                                                EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-50020) of General Host Corporation of our report dated March 18, 1994 appearing on page F-1 of this Form 10-K.





PRICE WATERHOUSE
Stamford, Connecticut
June 3, 1994






                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-50020) of General Host Corporation of our report dated May 5, 1994 relating to the financial statements of Sunbelt Nursery Group, Inc. appearing on page F-31 of this Form 10-K.



PRICE WATERHOUSE
Fort Worth, Texas
June 3, 1994